UNITED STATES SECURITIES
AND
EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act to 1934

Date of Report: March 25, 2005

FIRST OAK BROOK BANCSHARES, INC.

DELAWARE (State or other jurisdiction of incorporation or organization)	0-14468 (Commission File Number)	36-3220778 (I.R.S. Employer Identification No.)

1400 Sixteenth Street, Oak Brook, IL 60523
Telephone Number (630) 571-1050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1 of 5

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 25, 2005, the Audit Committee of the Board of Directors of First Oak Brook Bancshares, Inc. (the “Company”) dismissed KPMG LLP as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company. The dismissal will be effective for the fiscal year which commenced January 1, 2005.

The audit reports of KPMG LLP on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2004 and 2003, and through the date of dismissal of KPMG LLP, there were no disagreements with KPMG LLP on matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference to the subject matter of the disagreement in its reports on the financial statements for such fiscal years. There were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “Commission”) for the fiscal years ended December 31, 2004 and 2003 and through the date of this report.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has provided KPMG LLP with a copy of the disclosures in this Form 8-K and has asked KPMG LLP to provide it with a letter addressed to the Commission stating whether KPMG LLP agrees with the Company’s statements and, if not, stating the respects in which it does not agree. A copy of KPMG LLP’s letter to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company’s Audit Committee has selected a replacement accounting firm and on March 25, 2005 engaged Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2005.

During the years ended December 31, 2004 and December 31, 2003 and the subsequent period prior to engaging Grant Thornton LLP, the Company did not consult with Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits

         (c) Exhibits.

16.1	Letter of KPMG LLP to the Securities and Exchange Commission dated March 29, 2005.

99.1	Letter of First Oak Brook Bancshares, Inc. to KPMG LLP dated March 25, 2005.

2 of 5

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST OAK BROOK BANCSHARES, INC. (Registrant)
Date: March 29, 2005	/s/ RICHARD M. RIESER, JR.
Richard M. Rieser, Jr.
President

3 of 5